Report of
Independent
Registered
Public
Accounting
Firm

To the
Shareholders
and
Board of
Trustees of
Money Market
Obligations
Trust

In planning
and
performing our
audits of the
financial
statements of
Federated
Government
Obligations
Fund,
Federated
Government
Obligations
Tax-Managed
Fund,
Federated
Municipal
Obligations
Fund,
Federated
Prime Cash
Obligations
Fund,
Federated
Prime
Management
Obligations
Fund,
Federated
Prime
Obligations
Fund,
Federated
Prime Value
Obligations
Fund,
Federated Tax-
Free
Obligations
Fund, and
Federated
Treasury
Obligations
Fund
(collectively,
the Funds),
each a
portfolio of
Money Market
Obligations
Trust, as of
and for the
year ended
July 31, 2013,
in accordance
with the
standards of
the Public
Company
Accounting
Oversight
Board (United
States), we
considered the
Funds? internal
control over
financial
reporting,
including
controls over
safeguarding
securities, as a
basis for
designing our
auditing
procedures for
the purpose of
expressing our
opinion on the
financial
statements and
to comply with
the
requirements
of Form N-
SAR, but not
for the purpose
of expressing
an opinion on
the
effectiveness
of the Funds?
internal
control over
financial
reporting.
Accordingly,
we express no
such opinion.

Management
of the Funds is
responsible for
establishing
and
maintaining
effective
internal
control over
financial
reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management
are required to
assess the
expected
benefits and
related costs of
controls. A
company?s
internal
control over
financial
reporting is a
process
designed to
provide
reasonable
assurance
regarding the
reliability of
financial
reporting and
the preparation
of financial
statements for
external
purposes in
accordance
with generally
accepted
accounting
principles. A
company?s
internal
control over
financial
reporting
includes those
policies and
procedures that
(1) pertain to
the
maintenance of
records that, in
reasonable
detail,
accurately and
fairly reflect
the
transactions
and
dispositions of
the assets of
the company;
(2) provide
reasonable
assurance that
transactions
are recorded as
necessary to
permit
preparation of
financial
statements in
accordance
with generally
accepted
accounting
principles, and
that receipts
and
expenditures
of the
company are
being made in
accordance
with
authorizations
of
management
and directors
of the
company; and
(3) provide
reasonable
assurance
regarding
prevention or
timely
detection of
the
unauthorized
acquisition,
use, or
disposition of
the company?s
assets that
could have a
material affect
on the
financial
statements.

Because of its
inherent
limitations,
internal
control over
financial
reporting may
not prevent or
detect
misstatements.
Also,
projections of
any evaluation
of
effectiveness
to future
periods are
subject to the
risk that
controls may
become
inadequate
because of
changes in
conditions, or
that the degree
of compliance
with the
policies or
procedures
may
deteriorate.

A deficiency
in internal
control over
financial
reporting
exists when
the design or
operation of a
control does
not allow
management
or employees,
in the normal
course of
performing
their assigned
functions, to
prevent or
detect
misstatements
on a timely
basis. A
material
weakness is a
deficiency, or
a combination
of deficiencies,
in internal
control over
financial
reporting, such
that there is a
reasonable
possibility that
a material
misstatement
of the Funds?
annual or
interim
financial
statements will
not be
prevented or
detected on a
timely basis.

Our
consideration
of the Funds?
internal
control over
financial
reporting was
for the limited
purpose
described in
the first
paragraph and
would not
necessarily
disclose all
deficiencies in
internal
control that
might be
material
weaknesses
under
standards
established by
the Public
Company
Accounting
Oversight
Board (United
States).
However, we
noted no
deficiencies in
the Funds?
internal
control over
financial
reporting and
its operation,
including
controls over
safeguarding
securities that
we consider to
be a material
weakness as
defined above
as of July 31,
2013.

This report is
intended solely
for the
information
and use of
management
and the Board
of Trustees of
Federated
Money Market
Obligations
Trust and the
Securities and
Exchange
Commission
and is not
intended to be
and should not
be used by
anyone other
than those
specified
parties.

s/ KPMG


Boston,
Massachusetts
September 23,
2013